UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2014

RUBICON FINANCIAL INCORPORATED
 (Exact name of registrant as specified in its charter)

Nevada	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, First Floor Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 668-9567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2014, the Registrant received $300,000 in the form of a promissory note from a current stockholder, Spagus Capital Partners, LLC. The note bears interest at 6% per annum and matures on December 31, 2015. A copy of the note is attached hereto as Exhibit 10.1.

The description herein of the note us qualified in its entirety, and the terms are incorporated herein, by reference to the note, which is filed as an exhibit hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 for disclosure of the $300,000 note.

Item 3.02 Unregistered Sales of Equity Securities.

On December 30, 2014, the Registrant conducted the first closing under a private placement offering selling 271,167 units for $162,700 to three accredited investors. Each unit consists of two shares of common stock (total of 542,334 shares) and one five year warrant to purchase one share of common stock for $0.50 per share (total of 271,167 warrants).

On January 15, 2015, the Registrant issued 1,000,000 shares of Amended and Restated Series B Convertible Preferred Stock (See Item 5.03 below) to its CEO/President and sole director, Joseph Mangiapane, Jr., for $200,000 in accrued salary owed to Mr. Mangiapane.

On January 15, 2015, the Registrant issued 500,000 shares of Amended and Restated Series B Convertible Preferred Stock to its securities counsel, DeMint Law, PLLC, for $100,000 in accrued legal fees owed to DeMint Law, PLLC.

The above-described issuances were exempt from registration pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act as transactions not involving a public offering. With respect to each transaction listed above, no general solicitation was made by either the Company or any person acting on its behalf. All such securities issued pursuant to such exemptions are restricted securities as defined in Rule 144(a)(3) promulgated under the Securities Act, appropriate legends have been placed on the documents evidencing the securities, and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2015, the Registrant’s board of directors authorized the amendment and restatement of the rights and preferences of the Series B Convertible Preferred Stock.

Effective January 21, 2015, the Registrant filed an Amended and Restated Certificate of Designation for the Series B Convertible Preferred Stock. A copy of the Amended and Restated Certificate of Designation for the Series B Convertible Preferred Stock is attached hereto as Exhibit 4.1.

Amended and Restated Series B Convertible Preferred Stock

The rights, preferences, restrictions and other matters relating to the Series B Preferred Stock are as follows:

The number of shares constituting the Series B Convertible Preferred Stock shall be 2,000,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series B Convertible Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series B Convertible Preferred Stock.

Section 1.                      DESIGNATION.  The Shares are designated as the Company’s Series B Convertible Preferred Stock (the “Shares”).

Section 2.                      DIVIDEND PROVISIONS. The holders of the Shares will not be entitled to dividends.

Section 3.                      REDEMPTION.

(a)           The Company shall be required to utilize certain amounts of funds it receives from equity or debt financing after the date of issuance of shares of Preferred Stock to redeem the shares in accordance with the following: (i) the Company shall utilize 100% of funds received from the issuance and sale of shares of Series A preferred stock to redeem the shares of Preferred Stock; (ii) the Company will not be required to redeem any shares of Preferred stock for financings up to $500,000 in the aggregate; (iii) the Company shall utilize a minimum of 10% of the funds received to redeem the shares of Preferred Stock from financings from $500,001 up to $1,000,000 in the aggregate; and (iv) the Company shall utilize a minimum of 25% of the funds received to redeem the shares of Preferred Stock for financings in excess of $1,000,001 in the aggregate. The Company may choose to redeem the shares of Preferred Stock from time to time after the date of issuance (each a “Redemption Date”), in whole or in part, by paying in cash in exchange for the shares of Preferred Stock to be redeemed a sum equal to $0.25 per Share of Preferred Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares) plus all declared or accumulated but unpaid dividends on such shares (the "Redemption Price"). Any redemption effected pursuant to this subsection (3)(a) shall be made on a pro rata basis among the holders of the Preferred Stock in proportion to the number of shares of Preferred Stock then held by them. Notwithstanding anything set forth above, the Board may redeem any outstanding Shares of Preferred Stock from time to time in its sole discretion in accordance with this Section 3.

(b)           Subject to the rights of series of preferred stock which may from time to time come into existence, at least two (2) but no more than thirty (30) days prior to each Redemption Date, written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is given) of the Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected, specifying the number of shares to be redeemed from such holder, the Redemption Date, the Redemption Price, the place at which payment may be obtained and calling upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed (the "Redemption Notice"). Except as provided in subsection (3)(c) on or after the Redemption Date, each holder of Preferred Stock to be redeemed shall surrender to the Company the certificate or certificates representing such shares, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be cancelled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

(c)           From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price, all rights of the holders of Shares of Preferred Stock designated for redemption in the Redemption Notice as holders of Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificate or certificates) shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of this corporation or be deemed to be outstanding for any purpose whatsoever. Subject to the rights of series of preferred stock which may from time to time come into existence, if the funds of the corporation legally available for redemption of shares of Preferred Stock on any Redemption Date are insufficient to redeem the total number of shares of Preferred Stock to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares ratably among the holders of such shares to be redeemed based upon their holdings of Preferred Stock. The shares of Preferred Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. Subject to the rights of series of preferred stock which may from time to time come into existence, at any time thereafter when additional funds of the corporation are legally available for the redemption of shares of Preferred Stock, such funds will immediately be used to redeem the balance of the shares which the corporation has become obliged to redeem on any Redemption Date but which it has not redeemed.

Section 4.                      CONVERSION. Following the expiration of twelve months from the date of issuance, the holders of the Shares shall have conversion rights as follows (the “Conversion Rights”):

(a)           Right to Convert. Each Share shall be convertible into shares of the Company’s Common Stock at a price per share of $0.20 (the “Conversion Price”) (i.e. every 1 Share converts to 1 share of Common Stock), at the option of the holder thereof, at any time following the date of issuance of such Share and on or prior to the fifth (5th) day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to the Shares, at the office of this Company or any transfer agent for such stock.

(b)           Mechanics of Conversion. Before any holder of Shares shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this Company or of any transfer agent for the Shares, and shall give written notice to this Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Shares, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Shares to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

(c)           No Impairment. This Company will not, by amendment of its Certificate of incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this Company, but will at all times in good faith assist in the carrying out of all the provisions of this section and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Shares against impairment.

(d)           Reservation of Stock Issuable Upon Conversion. This Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Shares, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Shares; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Shares, in addition to such other remedies as shall be available to the holder of such Shares, this Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Company’s Certificate of incorporation.

(e)           Notice. Any notice required by the provisions of this section to be given to the holders of Shares shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this Company.

Section 5.                      LIQUIDATION PREFERENCE.

(a)           In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, subject to the rights of series of preferred stock that may from time to time come into existence, the holders of Shares shall be entitled to receive, prior and in preference to any distribution of any of the assets of this Company to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $0.25 for each outstanding Share and (ii) an amount equal to 12% of such amount for each 12 months that has passed since the date of issuance of any Shares plus any accrued or declared but unpaid dividends on such Share (such amount (of declared but unpaid dividends) being referred to herein as the “Premium”). If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Shares shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of preferred stock that may from time to time come into existence, the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Shares in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b)           Upon the completion of the distribution required by subparagraph (a) above and any other distribution that may be required with respect to series of preferred stock that may from time to time come into existence, the remaining assets of the Company available for distribution to stockholders shall be distributed among the holders of Shares and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Shares).

(i)                For purposes of this provision, a liquidation, dissolution or winding up of this Company shall be deemed to be occasioned by, or to include, (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation but, excluding any merger effected exclusively for the purpose of changing the domicile of the Company); or (B) a sale of all or substantially all of the assets of the Company; unless the Company’s shareholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Company’s acquisition or sale or otherwise) hold at least 50% of the voting power of the surviving or acquiring entity.

(ii)           In any of such events, if the consideration received by the Company is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A)           Securities not subject to investment letter or other similar restrictions on free marketability (covered by (B) below):

(1)           If traded on a securities exchange (NASDAQ, AMEX, NYSE, etc.), the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

(2)           If traded on a quotation system, such as the Over-the-Counter Bulletin Board or Pink Sheets, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

(3)           If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the voting power of all then outstanding shares of Preferred Stock.

(B)           The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in (A) (1), (2) or (3) to reflect the approximate fair market value thereof, as mutually determined by the Company and the holders of at least a majority of the voting power of all then outstanding shares of such Preferred Stock.

(iii)          In the event the requirements of this provision are not complied with, this Company shall forthwith either:

(A)           cause such closing to be postponed until such time as the requirements of this provision have been complied with; or

(B)            cancel such transaction, in which event the rights, preferences and privileges of the holders of the Shares shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in subsection 3(c)(iv) hereof.

(iv)           The Company shall give each holder of record of Shares written notice of such impending transaction not later than ten (10) days prior to the shareholders’ meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 3, and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein; provided, however, that such periods may be shortened upon the written consent of the holders of Shares that are entitled to such notice rights or similar notice rights and that represent at least a majority of the voting power of all then outstanding shares of such Shares.

Section 6.                      VOTING RIGHTS. Holders of the Shares shall be entitled to cast thirty (30) votes for each Share held on all matters presented to the stockholders of the Corporation for stockholder vote which shall vote along with holders of the Corporation’s Common Stock on such matters.

Section 7.                      PROTECTIVE PROVISIONS. So long as any Shares are outstanding, this Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of Shares which is entitled, other than solely by law, to vote with respect to the matter, and which Shares represents at least a majority of the voting power of the then outstanding Shares:

(a)           sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of;

(b)           alter or change the rights, preferences or privileges of the Shares so as to affect adversely the Shares;

(c)           increase or decrease (other than by redemption or conversion) the total number of authorized shares of common or preferred stock;

(d)           authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security (i) having a preference over, or being on a parity with, the Shares with respect to dividends or upon liquidation, or (ii) having rights similar to any of the rights of the Preferred Stock;

(e)   issue any cash dividend to the holders of its Common Stock, without the full prior redemption of all outstanding Shares of Preferred stock; or

(f)            amend the Company’s Articles of Incorporation or bylaws.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Amended and Restated Certificate of Designation for Series B Convertible Preferred Stock
10.1	Spagus Capital Partners $300,000 Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.
      Joseph Mangiapane, Jr., Chief Executive Officer

Date: January 21, 2015